UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

AMERICAN PHYSICIANS CAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-32057 (Commission File Number)	38-3543910 (IRS Employer Identification No.)

1301 North Hagadorn Road, East Lansing, Michigan 48823
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (517) 351-1150

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     At its regularly scheduled meeting held on January 26, 2005, the board of directors (the “Board”) of American Physicians Capital, Inc. (the “Corporation”) adopted amendments to the Bylaws of the Corporation. The amendments, as described below, took effect immediately upon their adoption by the Board on January 26, 2005.

     A provision was added to Section 5.01 of the Bylaws to provide that no person shall stand for election or re-election as a director of the Corporation after he or she reaches the age of 72 years. As a result of this Bylaw amendment, Myron R. Emerick, who is currently age 72 and a Class I director of the Corporation with a term expiring in 2005, will not stand for re-election as a director of the Corporation at the 2005 annual meeting of shareholders. Dr. Emerick is currently a member of the Audit, Compensation and Governance Committees of the Board.

     A limitation on the indemnification obligations of the Corporation was added to Section 11.05 of the Bylaws. The new limitation provides that no director or officer shall be indemnified or entitled to indemnification for attorneys’ fees or expenses unless (a) such fees or expenses were incurred in connection with a pending or completed action, suit or proceeding to which the director or officer is or was a party, or (b) such fees or expenses were incurred in connection with a threatened action, suit or proceeding to which the director or officer is threatened to be made a party and the retention or engagement of such attorney(s) that resulted in such fees or expenses being incurred by such director or officer was approved by the Board of Directors in accordance with the Bylaws prior to such retention or engagement.

     The amended and restated Bylaws of the Corporation incorporating these amendments are included as Exhibit 3.1 to this report and are incorporated herein by reference.

Item 8.01. Other Events.

     The Corporation’s 2005 annual meeting of shareholders will be held on Wednesday, May 4, 2005 at 9:00 a.m. Shareholders of record as of the close of business on Wednesday, March 16, 2005 will be entitled to vote at the annual meeting.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws, as amended January 26, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 31, 2005	AMERICAN PHYSICIANS CAPITAL, INC.

	By:	/s/ R. Kevin Clinton
R. Kevin Clinton President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws, as amended January 26, 2005